[LOGO]
                               LIGHT REVOLUTION
                                      FUND
                                  ANNUAL REPORT


                                OCTOBER 31, 2000

Dear Shareholder:

What goes up can come down. From the market's peak in March to the uncertainty of the Presidential election, the Nasdaq fell by 45 percent. The average Nasdaq stock, through October 31, 2000, had fallen by 47.8 percent. This is more severe than the market's fall in 1990 following the Iraqi invasion of Kuwait (when the average Nasdaq stock fell by 42.2 percent) and even the Crash of 1987 (when the average Nasdaq stock fell by 44.5 percent).

So, a bit of perspective is in order. This is not the end of the world. It may well be, however, the end of the Big Bang phase of what we call the Light Revolution. Investors should not expect to get returns of 40 percent compounded year over year. However, that does not mean that the world is done building the Internet. Recall that only 300 million people, out of six billion worldwide, are online. Between three and four billion people have still never made a phone call. This enormous market opportunity has not suddenly dried up. It should, however, make investors consider carefully what is the most reasonable way to participate in the (still) long-term growth potential of the information revolution.

Shares of technology stalwarts such as Intel, Microsoft, Dell, Lucent, WorldCom, Texas Instruments and Applied Materials have all fallen by half or more since the ebullient peak of last Spring. However, these businesses are not about to go out of business. They are still the leaders in their industries, they are still spending substantial sums on research and development to stay that way, and they are still companies that patient and prudent long-term investors should own.

The information revolution is not over - far from it. But the easy money (if there ever was such a thing) is no longer lying on the table. The name of the game has always been not what you make but what you keep. Keeping great companies over a long period of time is still the best way to prosper.

Sincerely,


/s/Henry Hewitt
-----------------
Henry Hewitt
President

                        AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 2000


                                                                  Since
                                                   1 Year       Inception
                                                   ------       --------
Light Revolution Fund (No-Load)                   33.89%         36.85%
Light Revolution Fund (Load Adjusted)             27.51%         31.97%
NASDAQ-100 Shares Index                           24.04%         29.76%
Lipper Science & Technology Index                 34.97%         41.91%
S&P 500 Index                                      6.04%          4.27%


                                        6/29/99*    10/31/99  4/30/00   10/31/00
Light Revolution Fund (No-Load)         $10,000     $11,390   $17,170    $15,251
Light Revolution Fund (Load Adjusted)   $ 9,525     $10,849   $16,355    $14,526
NASDAQ-100 Shares Index                 $10,000     $11,409   $16,442    $14,178
Lipper Science & Technology Index       $10,000     $11,816   $18.069    $15,948
S&P 500 Index                           $10,000     $ 9,969   $10,756    $10,575

* Commencement of operations June 29, 1999.

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations). Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Lipper Science & Technology Index is composed of 10 mutual funds. Each mutual fund making up the Index invests at least 65% of its equity portfolio in science and technology stocks.

The S&P 500 Stock Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2000

Assets:
Investments, at value
  (cost of $9,399,096)                                             $9,202,804
Dividends and interest receivable                                       5,271
Receivable for securities sold                                        191,086
Receivable for fund shares sold                                         8,289
Receivable from Adviser                                                   409
Other assets                                                            6,983
                                                                    ---------
     Total assets                                                   9,414,842
                                                                    ---------

Liabilities:
Payable for securities purchased                                      205,247
Payable for fund shares purchased                                           9
Payable to Distributor                                                  5,243
Accrued expenses and other liabilities                                 43,349
                                                                    ---------
     Total liabilities                                                253,848
                                                                    ---------

Net assets                                                         $9,160,994
                                                                    =========

Net assets consist of:
Paid in capital                                                    $9,292,444
Accumulated net realized gain on investments                           64,842
Net unrealized depreciation of investments                           (196,292)
                                                                    ---------
Net assets                                                         $9,160,994
                                                                    =========

Shares issued and outstanding (Five hundred
  million shares of $0.0001 par value authorized)                     600,590

Net asset value on redemption:

Price per share                                                 $       15.25
                                                                    ---------
Maximum offering price per share                                $       16.01
                                                                    =========


                     See notes to the financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2000

Investment Income:
Dividends (net of foreign taxes withheld of $377)               $   10,173
Interest                                                            45,463
                                                                 ---------
     Total investment income                                        55,636
                                                                 ---------

Expenses:
Investment advisory fees                                            45,422
Administrative fees                                                 41,248
Transfer agent fees and expenses                                    41,212
Professional fees                                                   41,076
Fund accounting fees                                                25,838
Distribution fees (12b-1)                                           11,356
Registration and filing fees                                         9,852
Directors' fees and expenses                                         8,320
Custody fees and expenses                                            6,080
Shareholder reports                                                  4,886
Insurance expense                                                      980
Other expenses                                                         500
                                                                 ---------
     Total expenses before waiver and reimbursement from Adviser   236,770
     Expense waiver and reimbursement from Adviser                (145,926)
                                                                 ---------
Net expenses                                                        90,844
                                                                 ---------
Net investment loss                                                (35,208)
                                                                 ---------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                   100,050
Net change in unrealized depreciation of investments              (350,975)
                                                                 ---------
Net gain (loss) on investments                                    (250,925)
                                                                 ---------

Net decrease in net assets resulting from operations             $(286,133)
                                                                 =========


                     See notes to the financial statements.



                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    June 29, 1999(1)
                                                    Year Ended             to
                                                 October 31, 2000   October 31, 1999
                                                 ----------------   ----------------
Operations:
Net investment loss                               $    (35,208)      $      (4,591)
Net realized gain on investments                       100,050                   0
Net change in unrealized appreciation
  (depreciation) of investments                       (350,975)            154,683
                                                     ---------           ---------
     Net increase (decrease) in net assets
       resulting from operations                      (286,133)            150,092
                                                     ---------           ---------

Capital Share Transactions:
Proceeds from shares sold                            8,026,136           1,198,472
Cost of shares redeemed                                (27,448)               (125)
                                                     ---------           ---------
     Net increase in net assets from capital
       share transactions                            7,998,688           1,198,347
                                                     ---------           ---------

Total increase in net assets                         7,712,555           1,348,439

Net Assets:
Beginning of period                                  1,448,439             100,000
                                                     ---------           ---------
End of period                                       $9,160,994          $1,448,439
                                                     =========           =========

Changes in Shares Outstanding:
Shares sold                                            475,149             117,160
Shares redeemed                                         (1,707)                (12)
                                                       ---------           ---------
Net increase in shares outstanding                     473,442             117,148
                                                       =========           =========
(1) Commencement of operations



                     See notes to the financial statements.


                              FINANCIAL HIGHLIGHTS
             SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                              THROUGHOUT THE PERIOD

                                                                        June 29, 1999(1)
                                                        Year Ended             to
                                                     October 31, 2000   October 31, 1999
                                                     ----------------   ----------------
Net Asset Value-- Beginning of Period                     $11.39             $10.00
                                                          ------             ------
Income from Investment Operations:
Net investment loss                                        (0.06)             (0.04)
Net realized gain and unrealized appreciation(5)            3.92               1.43
                                                          ------             ------
     Total from investment operations                       3.86               1.39
                                                          ------             ------
Net Asset Value-- End of Period                           $15.25             $11.39
                                                          ======             ======

Total Return(3)                                          33.89%             13.90%(2)

Ratios and Supplemental Data:
Net assets, end of period (thousands)                     $9,161             $1,448
Ratio of expenses to average net assets:
    Before expense reimbursement                          5.21%             20.74%(4)
    After expense reimbursement                           2.00%              2.00%(4)
Ratio of net investment loss to average net assets:
    Before expense reimbursement                         (3.99%)           (19.85%)(4)
    After expense reimbursement                          (0.78%)            (1.11%)(4)
Portfolio turnover rate                                  17.49%              0.00%



(1) Commencement of operations
(2) Not annualized

(3) The total return calculation does not reflect the maximum sales charge of 4.75%.

(4) Annualized

(5) The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

                     See notes to the financial statements.

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2000

COMMON STOCKS-- 91.1%                               Shares               Value
Computer Hardware & Electronics-- 15.1%
Apple Computer, Inc.*                                3,038        $     59,431
Compaq Computer Corporation                          5,599             170,266
Corning Incorporated                                 2,445             187,042
Dell Computer Corporation*                           3,997             117,912
EMC Corporation*                                     2,200             195,937
Hewlett-Packard Company                              3,030             140,706
International Business Machines Corporation          1,368             134,748
Koninklijke (Royal) Philips Electronics N.V.         3,973             158,672
Lexmark International, Inc.*                         2,450             100,450
Sony Corporation ADR                                 1,384             114,872
                                                                     ---------
                                                                     1,380,036
                                                                     ---------
E-Commerce-- 6.0%
Enron Corp.                                          1,120              91,910
The Charles Schwab Corporation                       5,233             183,809
Knight Trading Group, Inc.*                          3,500             104,781
Wells Fargo & Company                                3,653             169,180
                                                                     ---------
                                                                       549,680
                                                                     ---------
Entertainment & Media-- 10.6%
The Walt Disney Company                              4,676             167,459
The News Corporation Limited ADR                     3,410             146,630
Nintendo Co., Ltd. ADR                               7,689             159,944
Reuters Group PLC ADR                                1,621             191,075
Time Warner Inc.                                     2,101             159,487
Viacom Inc.-- Class B*                               2,574             146,396
                                                                     ---------
                                                                       970,991
                                                                     ---------
Imaging & Graphics-- 7.5%
Adobe Systems Incorporated                           3,346             254,505
Canon Inc. ADR                                       3,829             155,314
Eastman Kodak Company                                2,516             112,905
Fuji Photo Film Co., Ltd. ADR                        4,397             163,239
                                                                     ---------
                                                                       685,963
                                                                     ---------
Integrated Circuits & Semiconductors-- 14.6%
Analog Devices, Inc.*                                2,361             153,465
Applied Materials, Inc.*                             2,344             124,525
Broadcom Corporation-- Class A*                        836             185,906


COMMON STOCKS (Continued)
Integrated Circuits & Semiconductors (Continued)
Intel Corporation                                    3,249         $   146,205
KLA-Tencor Corporation*                              2,998             101,370
Maxim Integrated Products, Inc.*                     2,613             173,275
Micron Technology, Inc.                              3,294             114,466
Texas Instruments Incorporated                       2,978             146,108
Xilinx, Inc.*                                        2,608             188,917
                                                                     ---------
                                                                     1,334,237
                                                                     ---------
Internet-- 5.4%
America Online, Inc.*                                2,626             132,429
Cisco Systems, Inc.*                                 2,798             150,742
Sun Microsystems, Inc.*                              1,691             187,490
3Com Corporation*                                    1,328              23,572
                                                                     ---------
                                                                       494,233
                                                                     ---------
Software-- 9.2%
Intuit Inc.*                                         2,807             172,455
Microsoft Corporation*                               2,094             144,224
Oracle Corporation*                                  4,458             147,114
SAP AG ADR                                           2,920             148,920
Symantec Corporation*                                2,700             105,469
Synopsys, Inc.*                                      3,625             126,422
                                                                     ---------
                                                                       844,604
                                                                     ---------
Spin-Offs-- 2.5%
Agilent Technologies, Inc.*                            207               9,587
Avaya Inc.*                                            295               3,964
Palm, Inc.*                                          3,959             212,054
                                                                     ---------
                                                                       225,605
                                                                     ---------
Telecommunications-- 13.0%
AT&T Wireless Group*                                 4,032             100,548
Lucent Technologies Inc.                             3,550              82,759
Nortel Networks Corporation                          2,644             120,302
Qwest Communications International Inc.*             3,574             173,786
Sprint Corp. (PCS Group)*                            2,247              85,667
Symbol Technologies, Inc.                            4,207             191,156
Tellabs, Inc.*                                       2,828             141,223
Verizon Communications                               3,310             191,359


COMMON STOCKS (Continued)
Telecommunications (Continued)
WorldCom, Inc.*                                      4,582         $   108,822
                                                                     ---------
                                                                     1,195,622
                                                                     ---------
Wireless-- 7.2%
General Motors Corporation-- Class H                 4,745             153,738
Motorola, Inc.                                       4,132             103,042
Nokia Oyj ADR                                        3,584             153,216
QUALCOMM Inc.*                                       1,868             121,624
Telefonaktiebolaget LM Ericsson AB ADR               9,335             129,523
                                                                     ---------
                                                                       661,143
                                                                     ---------
Total common stock
  (cost $8,538,406)                                                  8,342,114
                                                                     ---------

SHORT-TERM INVESTMENTS-- 9.4%
                                                   Shares
                                                   ------
Registered Investment Companies-- 1.4%
Firstar Institutional Money Market Fund            125,562             125,562
                                                                     ---------
                                                  Principal
                                                   Amount
                                                  --------
Variable Rate Demand Notes-- 8.0%
American Family Financial Services, Inc.          $149,512             149,512
Sara Lee Corporation                               342,187             342,187
Wisconsin Corporate Central Credit Union            89,429              89,429
Wisconsin Electric Power Company                   154,000             154,000
                                                                     ---------
                                                                       735,128
                                                                     ---------
Total Short-Term Investments
  (cost $860,690)                                                      860,690
                                                                     ---------
TOTAL INVESTMENTS-- 100.5%
  (cost $9,399,096)                                                  9,202,804
Liabilities in excess of other assets-- (0.5)%                         (41,810)
                                                                     ---------
Total net assets-- 100.0%                                           $9,160,994
                                                                     =========
*  Non-income producing

                     See notes to the financial statements.

                        NOTES TO THE FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


 1. Organization
The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999. Shares of the Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.75% of the offering price.

 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION
Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2000, reclassifications were recorded to increase accumulated net investment income by $35,208 and decrease accumulated net realized gain on investments by $35,208.

FEDERAL INCOME TAXES
The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

FOREIGN SECURITIES
The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

FOREIGN CURRENCY TRANSLATION
Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OTHER
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

 3. Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2000, were as follows:

                                                 Purchases          Sales
                                                 ---------          -----
              U.S. Government              $              -   $           -
              Other                              $8,051,003        $677,167


At October 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

              Appreciation                         $915,358
              (Depreciation)                     (1,111,655)
                                                  ---------
              Net depreciation of investments   $  (196,297)
                                                  =========

At October 31, 2000, the cost of investments for federal income tax purposes was $9,399,101.

 4. Agreements
The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until March 31, 2002, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. Accordingly, for the year ended October 31, 2000, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $145,926. After March 31, 2002, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                  Year of Expiration               Recoverable Amount
                    ---------------                 -----------------
                       10/31/02                          172,886
                       10/31/03                          145,926

Provident Distributors, Inc. (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Light Revolution Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Light Revolution Fund (constituting the Light Revolution Fund, Inc., and hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 8, 2000
Milwaukee, Wisconsin

Shares of the Light Revolution Fund are distributed by an independent third party, Provident Distributors, Inc.* This report has been prepared for the general information of Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

* Effective December 31, 2000 the Light Revolution Fund will be distributed by the independent third party, Quasar Distributors, LLC.

                                     [LOGO]
                                LIGHT REVOLUTION
                                      FUND
                                   704 Court A
                            Tacoma, Washington 98402
                              Fund: 1.888.463.3957
                          Fund Adviser: 1.888.544.4889